Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares or Principal Amounts		Value
Common Stocks– 94.6%
Aerospace & Defense – 2.3%
Airbus SE	399,729	$47,521,919
Banks – 10.4%
BNP Paribas SA	1,475,462	83,952,645
Erste Group Bank AG	1,859,363	59,282,183
Natwest Group PLC	18,738,763	59,803,987
Permanent TSB Group Holdings PLC*	7,893,218	15,326,240
		218,365,055
Beverages – 6.6%
Diageo PLC	1,599,004	70,595,857
Heineken NV	723,369	67,951,955
		138,547,812
Biotechnology – 1.8%
Argenx SE (ADR)*	47,582	18,025,489
Ascendis Pharma A/S (ADR)*	152,730	18,652,915
		36,678,404
Diversified Telecommunication Services – 3.2%
Deutsche Telekom AG	3,310,573	66,024,841
Electronic Equipment, Instruments & Components – 3.9%
E Ink Holdings Inc	2,181,000	11,414,596
Hexagon AB - Class B	1,814,989	19,089,252
Keyence Corp	133,000	52,078,060
		82,581,908
Entertainment – 3.4%
Liberty Media Corp-Liberty Formula One*	703,772	42,071,490
Nintendo Co Ltd	702,300	29,413,719
		71,485,209
Health Care Equipment & Supplies – 1.0%
Hoya Corp	207,500	20,079,763
Hotels, Restaurants & Leisure – 6.5%
Entain PLC	3,673,524	58,887,572
Yum China Holdings Inc#	1,386,400	77,378,539
		136,266,111
Insurance – 10.1%
AIA Group Ltd	6,909,400	76,125,276
Beazley PLC	5,944,683	48,645,538
Dai-ichi Life Holdings Inc	3,838,800	87,186,676
		211,957,490
Internet & Direct Marketing Retail – 3.3%
JD.Com Inc - Class A	2,491,511	70,041,270
Metals & Mining – 6.6%
Freeport-McMoRan Inc	741,139	28,163,282
Hindustan Zinc Ltd	8,149,485	31,614,452
Teck Resources Ltd	2,076,335	78,479,880
		138,257,614
Oil, Gas & Consumable Fuels – 5.6%
Canadian Natural Resources Ltd	1,145,385	63,603,229
Total SE	866,750	54,090,634
		117,693,863
Personal Products – 3.1%
Unilever PLC	1,270,650	64,089,368
Pharmaceuticals – 10.6%
AstraZeneca PLC	555,255	75,340,603
Bayer AG	398,607	20,578,138
Novartis AG	568,222	51,484,214
Sanofi	615,571	59,554,555
Takeda Pharmaceutical Co Ltd	465,176	14,531,572
		221,489,082
Road & Rail – 2.8%
Central Japan Railway Co	285,800	35,165,203
Full Truck Alliance Co (ADR)*	2,897,213	23,177,704
		58,342,907
Semiconductor & Semiconductor Equipment – 6.6%
ASML Holding NV	104,492	56,553,775
SK Hynix Inc	310,589	18,696,413
Taiwan Semiconductor Manufacturing Co Ltd	4,235,000	61,730,666
		136,980,854

Shares or Principal Amounts		Value
Common Stocks– (continued)
Textiles, Apparel & Luxury Goods – 4.7%
LVMH Moet Hennessy Louis Vuitton SE	56,999	$41,400,739
Samsonite International SA (144A)*	21,563,700	56,389,189
		97,789,928
Trading Companies & Distributors – 2.1%
Ferguson PLC	347,995	43,957,424
Total Common Stocks (cost $1,717,810,312)		1,978,150,822
Preferred Stocks– 0.8%
Automobiles – 0.8%
Dr Ing hc F Porsche AG((cost $13,890,844)	172,957	17,545,067
Investment Companies– 4.5%
Money Markets – 4.5%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $94,531,532)	94,522,381	94,541,285
Investments Purchased with Cash Collateral from Securities Lending– 2.6%
Investment Companies – 2.1%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº,£	43,092,000	43,092,000
Time Deposits – 0.5%
Royal Bank of Canada, 4.3100%, 1/3/23	$10,773,000	10,773,000
Total Investments Purchased with Cash Collateral from Securities Lending (cost $53,865,000)		53,865,000
Total Investments (total cost $1,880,097,688) – 102.5%		2,144,102,174
Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(52,904,708)
Net Assets – 100%		$2,091,197,466

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$377,362,925	17.6%
France	286,520,492	13.4
United States	262,598,481	12.2
Japan	238,454,993	11.1
China	170,597,513	7.9
Canada	142,083,109	6.6
Hong Kong	132,514,465	6.2
Netherlands	124,505,730	5.8
Germany	104,148,046	4.9
Taiwan	73,145,262	3.4
Austria	59,282,183	2.8
Switzerland	51,484,214	2.4
India	31,614,452	1.5
Sweden	19,089,252	0.9
South Korea	18,696,413	0.9
Denmark	18,652,915	0.9
Belgium	18,025,489	0.8
Ireland	15,326,240	0.7

Total	$2,144,102,174	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 4.5%
Money Markets - 4.5%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$824,082	$2,725	$7,272	$94,541,285
Investments Purchased with Cash Collateral from Securities Lending - 2.1%
Investment Companies - 2.1%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	619,880∆	-	-	43,092,000
Total Affiliated Investments - 6.6%	$1,443,962	$2,725	$7,272	$137,633,285

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 4.5%
Money Markets - 4.5%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	75,216,629	135,382,519	(116,067,860)	94,541,285
Investments Purchased with Cash Collateral from Securities Lending - 2.1%
Investment Companies - 2.1%
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	41,118,585	28,292,276	(26,318,861)	43,092,000

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2022 is $56,389,189, which represents 2.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

#	Loaned security; a portion of the security is on loan at December 31, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Biotechnology	$36,678,404	$-	$-
Entertainment	42,071,490	29,413,719	-
Metals & Mining	106,643,162	31,614,452	-
Oil, Gas & Consumable Fuels	63,603,229	54,090,634	-
Road & Rail	23,177,704	35,165,203	-
All Other	-	1,555,692,825	-
Preferred Stocks	-	17,545,067	-
Investment Companies	-	94,541,285	-
Investments Purchased with Cash Collateral from Securities Lending	-	53,865,000	-
Total Assets	$272,173,989	$1,871,928,185	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70246 03-23